Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Quiksilver, Inc., et al.	Case No. 15-11880 (BLS)
Debtors	Reporting Period: September 9, 2015 through October 31, 2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes		Declaration Attached
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements				Declaration Attached
Cash disbursements journals
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4a	Yes
Listing of aged accounts payable	MOR-4a
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5a	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Andrew Bruenjes	11/25/2015
Signature of Authorized Individual*	Date

Andrew Bruenjes	Americas Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

[1] The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s taxpayer identification number, are:

Quiksilver, Inc. (9426); QS Wholesale, Inc. (8795); DC Direct, Inc. (8364); DC Shoes, Inc. (0965); Fidra, Inc. (8945); Hawk Designs, Inc. (1121); Mt. Waimea, Inc. (5864); Q.S. Optics, Inc. (2493); QS Retail, Inc. (0505); Quiksilver Entertainment, Inc. (9667); and, Quiksilver Wetsuits, Inc. (9599). The address of the Debtors’ corporate headquarters is 5600 Argosy Circle, Huntington Beach, California 92649. The direct and indirect international subsidiaries of Quiksilver, Inc. are not debtors in these chapter 11 cases.

Case No. 15-11880 (BLS)

Chapter 11

MONTHLY OPERATING REPORT

GENERAL NOTES AND DISCLAIMER

The financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles (“GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein is provided to fulfill the requirements of the Office of the United States Trustee and have been derived from the books and records of the Debtors.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and are not reflective of the results of operations, financial position, and cash flow of the Debtors in the future.

Numerous Debtor subsidiaries had been inactive (the “Inactive Subsidiaries”) prior to the Petition Date, and continued to be inactive during the reporting period covered herein. Where applicable, the Inactive Subsidiaries are shown in the overall considation of the Debtor entities.

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 1

Consolidating Schedule of Receipts and Disbursements

for September 9 to October 31, 2015

In U.S. Dollars	DC Shoes, Inc.	QS Retail, Inc.	QS Wholesale, Inc.	Quiksilver, Inc.	Hawk Designs, Inc.	DC Direct, Inc.	Fidra, Inc.	Mt. Waimea, Inc.	Q.S. Optics, Inc.	Quiksilver Entertainment, Inc.	Quiksilver Wetsuits, Inc.	Consolidated Filing Debtor Entities
Beginning Cash Balance	$869,954	$1,746,054	$894,843	$5,582,655	$—	—	—	—	—	—	—	$9,093,506

Total Cash Receipts	10,062,549	20,713,133	26,355,278	—	—	—	—	—	—	—	—	57,130,960

Operating Disbursements
Merchandise	14,060,255	457,051	25,670,216	—	—	—	—	—	—	—	—	40,187,523
Leases, Rent, & Utilities	60,518	6,208,889	1,993,302	77,742	—	—	—	—	—	—	—	8,340,451
Payroll & Related/Benefits	—	5,833,027	3,708,351	73,391	—	—	—	—	—	—	—	9,614,770
Freight/Customs	1,245,743	258,983	6,669,825	23,725	—	—	—	—	—	—	—	8,198,276
Taxes	151,890	1,666,956	52,619	18,055	—	—	—	—	—	—	—	1,889,520
Outside Sales Reps/Contractors	884,849	460,858	1,920,272	343,167	—	—	—	—	—	—	—	3,609,146
Insurance, Marketing & Legal	386,433	242,649	1,373,542	1,419,953	—	—	—	—	—	—	—	3,422,577
Other	108,579	888,805	463,185	771,481	—	—	—	—	—	—	—	2,232,051

Total Operating Disbursements	16,898,268	16,017,220	41,851,313	2,727,514	—	—	—	—	—	—	—	77,494,314

Non-Operating Disbursements
Professional Fees & Expenses	—	88,100	—	—	—	—	—	—	—	—	—	88,100
US Trustee Fees	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Non-US Borrowers [1]	—	—	1,762,581	6,500,000	—	—	—	—	—	—	—	8,262,581
DIP Interest and Fees	—	—	2,272,000	—	—	—	—	—	—	—	—	2,272,000

Total Non-Operating Disbursements	—	88,100	4,034,581	6,500,000	—	—	—	—	—	—	—	10,622,681

Total Disbursements	$16,898,268	$16,105,320	$45,885,894	$9,227,514	$—	$—	$—	$—	$—	$—	$—	$88,116,995

Net Cash Flow	$(6,835,719)	$4,607,813	$(19,530,615)	$(9,227,514)	$—	$—	$—	$—	$—	$—	$—	$(30,986,035)

										Beginning Cash Balance:		9,093,506
											Net Cash Flow:	(30,986,035)

								Plus: DIP ABL Outstanding (10/31):				641,224
								Plus: DIP Term Loan Outstanding (10/31):				67,652,756
								Less: Pre-Petition ABL Outstanding at Filing:				(42,760,387)

								Net Financing Activity:				25,533,593

								Ending Cash Balance:				3,641,064

[1]	Reflect transfers under the Debtor-in-Possession Credit Facility from the Lead Borrower and U.S. Guarantors to i) the Japanese Borrower, ii) the Australian Borrower, and iii) the Canadian Borrower.

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 1a

Bank Account Summary

for September 9, 2015 to October 31, 2015

Bank	Account Type	Entity		Bank Account # (last 4 digits)	GL Account #	Bank Balance [1]	Ledger Balance [1]	Reconciled (Yes /No)	Account Opened During Reporting Period
Bank of America	Receipts	DC Shoes, Inc.		x5130	101000-1	$335,328	$571,047	Yes	No
Bank of America	Check Disbursements	DC Shoes, Inc.		x5316	101030-1	19,666	(667,671)	Yes	No
Bank of America	Wiring	DC Shoes, Inc.	[2]	x7221		—	—	n/a	Yes
Bank of America	Receipts	QS Retail, Inc.		x5074	101000-1	610,990	1,050,325	Yes	No
Bank of America	Wiring	QS Retail, Inc.	[2]	x7207	101010-1	7,920	7,920	Yes	Yes
Bank of America	Payroll	QS Retail, Inc.		x5079	101020-1	259,933	213,193	Yes	No
Bank of America	Check Disbursements	QS Retail, Inc.		x5340	101030-1	60,551	(3,377,348)	Yes	No
First Hawaiian	Deposit	QS Retail, Inc.		x5312	101040-1	48,369	66,172	Yes	No
Bank of America	Receipts	QS Wholesale, Inc.		x5050	101000-1	1,993,722	2,148,910	Yes	No
Bank of America	Wiring	QS Wholesale, Inc.	[2]	x7202	101010-1	19,508	19,508	Yes	Yes
Bank of America	Payroll	QS Wholesale, Inc.		x5055	101020-1	542,553	524,183	Yes	No
Bank of America	Check Disbursements	QS Wholesale, Inc.		x5308	101030-1	31,751	(1,245,880)	Yes	No
Bank of America	Operating	Quiksilver, Inc.		x7023	101010-1	4,857,528	4,870,524	Yes	No
Bank of America	Payroll	Quiksilver, Inc.		x5017	101020-1	83,446	83,332	Yes	No
Bank of America	Check Disbursements	Quiksilver, Inc.		x5290	101030-1	45,447	(1,027,771)	Yes	No
Merrill Lynch	Investment	Quiksilver, Inc.		x7H96	101055	156,648	156,648	Yes	No
Bank of America	Utility Deposit	Quiksilver, Inc.	[3]	x0661	100050	125,001	125,000	Yes	Yes

Total Account Cash						$9,198,359	$3,518,092
N/A	Store Cash	QS Retail, Inc.		N/A	100000	123,573	123,573

Total Cash						$9,321,931	$3,641,665

[1]	Timing differences between bank balance and ledger balances are due to i) outstanding checks not yet funded as of 10/31 and ii) deposits-in-transit as of 10/31.
[2]	Accounts x7221, x7207, and x7202 were opened to allow the operating entities (DC Shoes, Inc., QS Wholesale, Inc., and QS Retail, Inc.) to use dedicated accounts for wire disbursements. Prior to the opening of these accounts, wire disbursements were being made from Quiksilver, Inc. account x7023.
[3]	Accounts x0661 (the “Utility Deposit Account”) was opened and funded with $125,000 on September 29, 2015. This Utility Deposit Account was established pursuant to the Final Order Approving Debtors’ Form of Adequate Assurance Payment.
[4]	Bank statements will be made available upon request.

“I attest that each of the Debtors’ cash accounts has been reconciled to monthly bank statements.”

/s/ Andrew Bruenjes
Andrew Bruenjes
Chief Financial Officer

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 1b

Schedule of Professional Fees and Expenses Paid

for September 9, 2015 to October 31, 2015

Amounts Paid
Payee	Payor	Fees	Expenses
Restructuring Professionals		$—	$—
FTI Consulting, Inc.		—	—
Skadden, Arps, Slate, Meagher & Flom LLP		—	—
Kurtzman Carson Consultants LLC		—	—
Peter J. Solomon Company, L.P.		—	—
ICR, LLC		—	—
Pachulski Stang Ziehl & Jones LLP		—	—
Deloitte & Touche LLP		—	—
Deloitte Tax LLP		—	—
A&G Realty Partners, LLC	QS Retail, Inc.	25,000	—
Akin Gump Strauss Hauer & Feld LLP		—	—
Pepper Hamilton LLP		—	—
PJT Partners Inc.		—	—
Cooley LLP		—	—
Province, Inc.		—	—
Bayard, P.A.		—	—
Houlihand Lokey, Inc.		—	—
Kirkland & Ellis LLP		—	—
Hilco Real Estate LLC	QS Retail, Inc.	63,100	—

Total Restructuring Professional Fees and Expenses		$88,100	$—

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 2

Consolidating Statement of Operations

for September 9, 2015 to October 31, 2015

In U.S. Dollars	DC Shoes, Inc.	QS Retail, Inc.	QS Wholesale, Inc.	Quiksilver, Inc.	Hawk Designs, Inc.	DC Direct, Inc.	Fidra, Inc.	Mt. Waimea, Inc.	Q.S. Optics, Inc.	Quiksilver Entertainment, Inc.	Quiksilver Wetsuits, Inc.	Consolidated Filing Debtor Entities
Net Sales	$18,629,057	$19,331,324	$38,426,547	$67,808	$—	$—	$—	$—	$—	$—	$—	$76,454,735
Total Cost of Goods Sold	11,769,577	10,568,675	31,058,577	—	—	—	—	—	—	—	—	53,396,830
Gross Profit / (Loss)	6,859,480	8,762,649	7,367,969	67,808	—	—	—	—	—	—	—	23,057,906
Total SG&A Costs	31,752,976	10,576,485	(28,181,398)	1,732,404	(25)	—	—	—	—	—	—	15,880,442
Asset Impairments	—	8,567,770	89,237	—	—	—	—	—	—	—	—	8,657,007
Operating Income / (Loss)	(24,893,496)	(10,381,606)	35,460,131	(1,664,597)	25	—	—	—	—	—	—	(1,479,543)
Total Restructuring / Reorganization Expenses	—	957,597	11,367,028	446,024	—	—	—	—	—	—	—	12,770,649
Total Other Expenses	(5,989)	995	2,269,039	(78,048)	—	—	—	—	—	—	—	2,185,997
Net Income / (Loss) Before Taxes	(24,887,507)	(11,340,198)	21,824,064	(2,032,572)	25	—	—	—	—	—	—	(16,436,189)
Income Tax (Benefit) / Expense	255,478	—	—	6,717	—	—	—	—	—	—	—	262,195

Net Income / (Loss)	$(25,142,986)	$(11,340,198)	$21,824,064	$(2,039,289)	$25	$—	$—	$—	$—	$—	$—	$(16,698,384)

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 3

Consolidating Balance Sheet

as of October 31, 2015

In U.S. Dollars	DC Shoes, Inc.	QS Retail, Inc.	QS Wholesale, Inc.	Quiksilver, Inc.	Hawk Designs, Inc.	DC Direct, Inc.	Fidra, Inc.	Mt. Waimea, Inc.	Q.S. Optics, Inc.	Quiksilver Entertainment, Inc.	Quiksilver Wetsuits, Inc.	Consolidated Filing Debtor Entities
Cash & Cash Equivalents	$(96,624)	$(1,916,165)	$1,446,721	$4,207,132	$—	$—	$—	$—	$—	$—	$—	$3,641,065
Accounts Receivable	24,898,437	1,083,065	43,722,327	—	—	—	—	—	—	—	—	69,703,829
Other Receivables	278,830	466,866	4,026,823	—	—							4,772,519
Inventory	9,649,670	40,920,292	35,764,239	—	—	—	—	—	—	—	—	86,334,201
Prepaid Expenses & Other Current Assets	1,670,898	4,886,696	5,728,260	3,290,664	—	—	—	—	—	—	—	15,576,519

Total Current Assets	36,401,211	45,440,755	90,688,371	7,497,797	—	—	—	—	—	—	—	180,028,132

Property, Plant & Equipment, Net	225,904	11,786,510	26,531,004	18,029,708	—	—	—	—	—	—	—	56,573,125
Trademarks & Other Intangible Assets, Net	1,018,212	—	43,179,467	9,608,769	—	—	—	—	—	—	—	53,806,448
Goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Investment in Subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Tax Assets - Long-Term	—	—	—	(76,690)	—	—	—	—	—	—	—	(76,690)
Deposits & Other Long-Term Assets	183,747	230,762	1,527,177	30,829	—	—	—	—	—	—	—	1,972,514

Total Long Term & Other Assets	1,427,862	12,017,272	71,237,648	27,592,615	—	—	—	—	—	—	—	112,275,398

Total Assets	37,829,073	57,458,027	161,926,019	35,090,412	—	—	—	—	—	—	—	292,303,530

Liabilities Not Subject to Compromise
DIP Loan Balance - Revolving Credit Facility	—	—	641,224	—	—	—	—	—	—	—	—	641,224
DIP Loan Balance - Term Loan	—	—	67,652,756	—	—	—	—	—	—	—	—	67,652,756
Accounts Payable	10,294,010	2,331,389	28,619,838	1,744,660	—	—	—	—	—	—	—	42,989,898
Accrued Liabilities	785,193	3,106,173	17,905,145	522,639	—	—	—	—	—	—	—	22,319,149
Income Taxes Payable	(158,053)	13,876	258,450	201,265	—	—	—	—	—	—	—	315,537
Intercompany, Net	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Tax Liabilities	—	—	—	—	—	—	—	—	—	—	—	—
Other Long-Term Liabilities	—	—	—	—	—	—	—	—	—	—	—	—

Total Liabilities Not Subject to Compromise	10,921,150	5,451,438	115,077,412	2,468,564	—	—	—	—	—	—	—	133,918,564

Total Liabilities Subject to Compromise [1]	(52,657,623)	10,881,134	37,031,798	568,152,331	—	—	—	—	—	—	—	563,407,640

Total Liabilities	(41,736,473)	16,332,572	152,109,211	570,620,894	—	—	—	—	—	—	—	697,326,204

Total Equity / (Deficit)	79,565,546	41,125,455	9,816,808	(535,530,482)	—	—	—	—	—	—	—	(405,022,673)

Total Liabilties and Equity	37,829,073	57,458,027	161,926,019	35,090,412	—	—	—	—	—	—	—	292,303,530

[1]	Liabilities Subject to Compromise reflect management’s estimates and may be subject to revision in future monthly operating reports.

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 4

Consolidated Status of Postpetition Taxes

for September 9, 2015 to October 31, 2015

In U.S. Dollars	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability [1]
Federal
Withholding	$—	$1,227,606	$(1,227,606)	Various	Various	$—
FICA - Employee	—	617,275	(617,275)	Various	Various	—
FICA - Employer	—	615,341	(615,341)	Various	Various	—
Unemployment	—	4,433	(4,433)	Various	Various	—
Income	—	—	—	Various	Various	—

Total Federal Taxes [1]	—	2,464,656	(2,464,656)			—

State and Local
Withholding	—	459,998	(459,998)	Various	Various	—
Sales & Use Tax	—	1,255,848	(552,424)	Various	Various	703,424
Excise	—	21,377	(2,911)	Various	Various	18,466
Unemployment	—	38,622	(38,622)	Various	Various	—
Real Property	—	—	—	Various	Various	—
Personal Property	—	160,839	(204,054)	Various	Various	(43,214)
Income	—	2,317	(2,317)	10/07/2015	Various	—
Other: Business License	—	11,433	(9,126)	Various	Various	2,308
Other: Annual Reports	—	2,719	(956)	Various	Various	1,763
Other: Tax Audit Payments	—	46,223	(6,243)	Various	Various	39,980

Total State and Local [1]	—	1,999,377	(1,276,652)			722,726

Total Taxes [1]	$—	$4,464,033	$(3,741,308)			$722,726

[1]	The Debtors routinely file tax returns with applicable taxing authorities. Such tax returns are not attached due to their volume, and are available upon request.

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 4a

Consolidated Summary of Unpaid Postpetition Debts

as of October 31, 2015

	Number of Days Outstanding
	Current	1-30	31-60	61-90	Over 90	Total
Accounts Payable, Trade	$9,437,850	$2,170,706	$(642,296)	$—	$—	$10,966,260
Inventory Received Not Vouchered [1]	11,516,399	—	—	—	—	11,516,399
Accounts Payable, Manual [2]	20,507,238	—	—	—	—	20,507,238

	$41,461,487	$2,170,706	$(642,296)	$—	$—	$42,989,898

[1]	Represents the value of inventory received from various suppliers, for which a related invoice had not been received by the Debtors, as of period-end.
[2]	Primarily represents period-end accruals for goods-in-transit.

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 5

Consolidated Summary of Accounts Receivable

as of October 31, 2015

In U.S. Dollars	Number of Days Outstanding
	Current	1-30	31-60	61-90	>90	Total
Trade Receivables	$52,808,835	$7,168,285	$4,506,342	$1,421,848	$9,398,793	$75,199,030
Allowance for Bad Debts	(5,495,199)					(5,495,199)

						$69,703,829

Case No. 14-11659 (KG)

Chapter 11

Quiksilver, Inc., et. al.

Debtors-in-Possession

MOR - 5a

Debtors’ Questionnaire

for September 9, 2015 to October 31, 2015

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened accounts(s). If an investment account has been opened, provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

[1]	See MOR1a for description of bank accounts opened during the reporting period.